EXHIBIT 99.1

ePlus Closes Sale of Financing Business to PEAC Solutions

HERNDON, VA – July 1, 2025 – ePlus inc. (NASDAQ NGS: PLUS – news) today announced that it has closed on the sale of its U.S. financing business to Marlin Leasing Corporation (dba PEAC Solutions), a portfolio company of the Asset Value Funds sponsored and managed by leading global investment firm HPS Investment Partners, LLC.  The signing was previously announced on June 23, 2025, and the closing was effective June 30, 2025.

“The sale of our financing business will enable us to focus on technology solutions for our customers and provide ePlus with additional capital to invest both organically and inorganically,” said Mark Marron, CEO and president of ePlus. “We are committed to helping our customers harness emerging technologies to drive meaningful transformation and unlock new business value through our customer first, services led, and results driven strategy. Building our capabilities through expansion of our solutions and services portfolio, as well as our footprint, will bring increased value to our customers, shareholders and partners, and we’re excited about the many opportunities that this sale enables us to leverage.”

ePlus was represented by Macquarie Capital (USA), Inc. and K&L Gates LLP.  The sale is subject to various terms and conditions, as further described in the Company’s Form 8-K filed with the Securities and Exchange Commission as of the date of this press release.

In light of the closing of the transaction, ePlus intends to update its fiscal 2026 guidance on its next earnings call.

About ePlus inc.

ePlus is a customer-first, services-led, and results-driven industry leader offering transformative technology solutions and services to provide the best customer outcomes. Offering a full portfolio of solutions, including artificial intelligence, security, cloud and data center, networking and collaboration, as well as managed, consultative and professional services, ePlus works closely with organizations across many industries to successfully navigate business challenges. With a long list of industry-leading partners and more than 2,100 employees, our expertise has been honed over more than three decades, giving us specialized yet broad levels of experience and knowledge. ePlus is headquartered in Virginia, with locations in the United States, United Kingdom, Europe, and Asia‐Pacific. For more information, visit www.eplus.com, call 888-482-1122, or email info@eplus.com.  Connect with ePlus on LinkedIn, X, Facebook, and Instagram.

ePlus®, Where Technology Means More®, and ePlus products referenced herein are either registered trademarks or trademarks of ePlus inc. in the United States and/or other countries.  The names of other companies, products, and services mentioned herein may be the trademarks of their respective owners.

About PEAC Solutions
PEAC Solutions is a leading multinational asset finance platform specializing in providing innovative finance solutions to equipment manufacturers, distributors, and dealers across a wide range of industries and asset classes. With a strong focus on customer service, PEAC Solutions offers lease and loan products that enable businesses to access the equipment and technology they need to enhance productivity and growth. Operating across North America, Europe, and the United Kingdom, PEAC Solutions has built a robust global network capable of delivering tailored financial solutions to diverse markets. For more information, visit www.peacsolutions.com.
PEAC Solutions is a trademark of Marlin Leasing Corporation.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and other similar words or expressions, or the negative thereof, generally can be used to help identify these forward-looking statements. Examples of forward-looking statements include statements relating to the anticipated benefits of the sale of our financing business, which is subject to a number of post-closing adjustments; our ability to earn and/or receive the holdback premium and earn-out payments, if any; the anticipated timing and availability of updated guidance; and any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on expectations and assumptions that we believe to be reasonable when made, but that may not prove to be accurate. Forward-looking statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are risks related to general conditions in the economy and our industry, including those due to regulatory changes,  the post-closing performance of the legacy financing business, as operated by PEAC after the closing, and other important factors disclosed previously and from time to time in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Current Reports on Form 8-K. All of the information set forth in this press release is current as of the date of this release and ePlus undertakes no duty or obligation to update this information either as a result of new information, future events or otherwise, except as required by applicable U.S. securities law.

Contact:
Kleyton Parkhurst, SVP
ePlus inc.
kparkhurst@eplus.com
703-984-8150